DATACENTREX

Energy-efficient Scrypt compute, owned and operated for maximum performance

Investor Presentation

January 2026

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this presentation, including statements regarding Datacentrex, Inc. (the “Company’s” or “Datacentrex’s”) future financial condition, results of operations, business operations and business prospects, are forward-looking statements. These statements are identified by the use of the words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, Datacentrex’s ability to successfully achieve its strategic initiatives, including its expectation that it will be able to secure additional miners; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to business relationships resulting from the completion of the merger with Dogehash Technologies Inc. (the “Merger”); risks related to the inability of Datacentrex to successfully operate as a combined business; risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results; competition in Datacentrex’s markets; risks associated with Datacentrex’s investment strategy, including digital asset market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to digital assets and regulatory developments affecting digital assets; and volatility of Datacentrex’s stock price. Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), including in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Investors and security holders are urged to read these documents free of charge on the SEC's website at: http://www.sec.gov. The risks and uncertainties that Datacentrex has described are not the only ones Datacentrex faces. Additional risks and uncertainties not presently known to Datacentrex or that Datacentrex currently deems immaterial may also affect Datacentrex’s operations. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, it can give no assurances that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond the Datacentrex’s control) and assumptions that could cause actual results to differ materially from historical experience. Actual results may differ materially from those in the forward-looking statements and the trading price for Datacentrex’s common stock may fluctuate significantly Except as required by law, Datacentrex undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

This presentation contains proprietary information that is the property of the Company. Neither this presentation nor the proprietary information contain herein shall be published, reproduced, copied, disclosed or used for any other purpose, other than the review and consideration of this presentation. This presentation contains proprietary information that is the property of the Company. Neither this presentation nor the proprietary information contained herein shall be published, reproduced, copied, disclosed or used for any other purpose, other than the review and consideration of this presentation

Mission

Datacentrex's mission is to build secure, scalable digital infrastructure that delivers efficient Scrypt compute for Dogecoin and Litecoin mining, while applying yield-enhancing digital-asset strategies.

Datacentrex is also focused on high-growth accretive acquisitions and partnering opportunities to drive innovation and long-term value for all stakeholders.

Crypto Mining

Asset Investment

Exchange/Ticker

Nasdaq / DTCX

Share Price

$2.86 (as of Jan. 05, 2026)

Capital Structure

Common shares Outstanding: 29,815,182
Series A convertible into 2,422,620 common shares
Series D convertible into 16,239,812 common shares
Options & Warrants Outstanding 1,652,638
Fully Diluted Shares Outstanding: 50,130,252

Cash as of Sep. 30, 2025

$44.08 Million

Datacentrex Investment Rationale

Datacentrex differentiates itself by providing energy-efficient Scrypt compute, which is wholly owned and operated for optimal returns

1. >3,100 Scrypt Mining rigs currently live, with full ownership and no vendor liens or encumbrances. The company is implementing a fully-funded near-term expansion plan to >4,100 rigs in 1H26 Demonstrating near-term scalability
2. Existing Fleet is spread across 4 diversified data center load zones, diversifying uptime which generates positive operating cash flow
3. Strong balance sheet with ~$45 million in working capital as of Sep. 30, 2025



Scaling our Fleet & Operational Discipline

Our operational architecture has been designed and implemented resulting in a >95% uptime percentage across four colocation sites in the US.



Q2
~1,500 Rigs
Q3
~2,500 Rigs
Q4
~3,100 Rigs
1H 2026
>4,100 Rigs
Dogehash Subco has been EBITDA positive from Day 1





*Real Datacentrex Footprints

* EBITDA is defined as net income (loss) before interest expense, income taxes, depreciation, and amortization. Adjusted EBITDA further excludes non-recurring legal costs, stock-based compensation, and one-time restructuring expenses. EBITDA is a non-GAAP measure and may not be comparable to similarly titled metrics used by other companies.

The Untapped Potential Of Scrypt Mining

→ Explosive Growth In Crypto Mining

The global cryptocurrency mining market size was valued at $2.77Bn in FY25 and is expected to grow to $9.18Bn by 2035- a CAGR of 12.73%[1]

→ Underserved Scrypt Mining Sector

While Bitcoin mining is saturated with industrial-scale operations, Scrypt mining remains underdeveloped, creating a **massive opportunity for first movers to dominate the space**

→ Hardware Moat Creates Strategic Advantage

The Hardware & Power constraints associated with Scrypt mining to SHA-256 (BTC) mining are completely different. These Rigs are much more difficult to source **which creates an inherent edge against new entrants**



Cryptocurrency Mining Market Size ($USD Bn)[1]
10
9
8
7
6
5
4
3
2
1
0
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035

1 Precedence Research, *Cryptocurrency Mining Market* (2023) https://www.precedenceresearch.com/cryptocurrency-mining-market

Scrypt vs. SHA-256: Two Different Compute Markets

What is SCRYPT?
(DOGE + Litecoin Mining)

- A Separate Proof of Work mining algorithm used primarily by Litecoin & Dogecoin
- Uses ASICs that are NOT interchangeable with Bitcoin ASICS
- Far less institutional saturation – fewer large-scale miners, less hash competition
- More Stable Reward structure (No Halvings on Dogecoin) enabling smoother revenue cycles

vs.

What is SHA-256?
(BTC Mining)

- Cryptographic algorithm used exclusively by Bitcoin and certain Legacy chains
- Industry Dominated by Industrial Miners with Massive ASIC installations & Blue-chip scale energy consumption
- Market is Hyper-competitive with thin margins
- Halving events create revenue cliffs every four years

Scrypt is structurally underpenetrated relative to Bitcoin mining – creating higher margin revenue per kWh

The Power of Merged Mining

Scrypt Miners can simultaneously mine multiple coins using the same energy input

A miner can contribute its hashrate to validate multiple proof of work networks without additional power consumption.


DOGE
LTC
Alternate Currencies
Bells, Pepe, LKY, JKC

Key Takeaway → We can effectively mine 8 different types of cryptocurrency for the same kWH of energy deployed, thereby Increasing returns.

SCRYPT Profitability Vs SHA-256

Between January 2024 to today, Our Scrypt Miners Make more money per day on 88% of the days than a comparable SHA-256 competitor.

What does this mean?

We have higher profitability per MW deployed than any competitor mining BTC



Daily Profitability Comparison: Scrypt VS SHA-256
+88%
Daily Profit Per Miner
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
1/1/2024
2/1/2024
3/1/2024
4/1/2024
5/1/2024
6/1/2024
7/1/2024
8/1/2024
9/1/2024
10/1/2024
11/1/2024
12/1/2024
1/1/2025
2/1/2025
3/1/2025
4/1/2025
5/1/2025
6/1/2025
7/1/2025
8/1/2025
9/1/2025
10/1/2025
11/1/2025
12/1/2025
Scrypt Profitability
SHA-256 (BTC) Profitability

*https://blockchair.com

Scrypt and Dogecoin Gaining Momentum

Payments Adoption[2]

- 76% increase in worldwide acceptance of Dogecoin payments since 2023
- Payment processing times with DOGE are shorter than many altcoins, making it a preferred coin for point-of-sale transactions
    - Dogecoin transactions average confirmation time of 1 minute
- A recent survey showed that 19% of US-based crypto users have used Dogecoin for at least one purchase in the past year
- In Q1 2025, the average transaction fee for Dogecoin was $0.0021, one of the lowest among major cryptocurrencies

Ease Of Use (Liquidity & Exchange Support)

$2.3 Bn	24 Hour Trading Volume[1]
$25.1 Bn	Market Capitalization[1]
140	Crypto Exchanges Support DOGE Trading[3]

Dogecoin's Inflation Mimics Global Fiat Currency

- Dogecoin's 2025 Inflation rate was 3.2%, and due to its' fixed issuance will decrease to sub 3% by 2028. [4]
- It's fixed issuance is perfect to drive adoption for use in the everyday transaction rather than hoard the currency
- Relative supply stability positions Dogecoin to be at the forefront of everyday transactions

1 Coinbase Jan. 4 2026
2 Dogecoin Statistics 2025: Market Capitalization, Adoption, etc. • CoinLaw
3 Coincodex Jan. 2026
4 Coinmarketcap

Treasury Strategy: Scrypt Hashrate -> BTC Accumulation

Traditional Mining:

Utilize Mining Pools to Stabilize their Profits. Doing so increases fees, and leaves you with only the Currency Mined



Submitting Your Miners to a Pool generally takes a 2-4% Fee



If We want to convert our Currency to other Cryptocurrencies, there are trading fees & Slippage that occurs to get there



Datacentrex Strategy:

We sell our hashrate on a marketplace



Our Hashrate Is matched with a marketplace of entities that are buying our hashrate. the medium of exchange is **BTC**

By Utilizing this Model, we participate in an efficient market, providing the highest payrate for our hashrate in the industry, which avoids slippage, pool fees, and conversion fees

Our Treasury Strategy: Historically Simulated

A 3-year historical illustrative review shows the theoretical earnings of a single Scrypt Miner in our fleet with the following deployed capital strategies:

- **Mine** Scrypt Exchange Daily to Bitcoin & HODL
- **Mine** Scrypt Exchange Daily to Dogecoin & HODL
- **Mine** Scrypt, Exchange daily to USD & HODL



Cumulative Return Of One Datacentrex Miner
Cumulative Return
100,000.00
90,000.00
80,000.00
70,000.00
60,000.00
50,000.00
40,000.00
30,000.00
20,000.00
10,000.00
-
1/21/2023
3/21/2023
5/21/2023
7/21/2023
9/21/2023
11/21/2023
1/21/2024
3/21/2024
5/21/2024
7/21/2024
9/21/2024
11/21/2024
1/21/2025
3/21/2025
5/21/2025
7/21/2025
9/21/2025
11/21/2025

*https://blockchair.com, coinmetrics.io, https://www.nicehash.com/blog/post/case-study-scrypt-miners-paid-in-bitcoin

Datacentrex Dynamic Treasury Strategy

Objective: Preserve capital while expanding balance-sheet yield through disciplined, risk-aware treasury deployment.

1

Monetize Existing DOGE holdings through Protocol-level Yield

We intend to deploy a portion of our DOGE treasury into protocol-native yield opportunities within the Dogecoin ecosystem, rather than holding assets passively.

Leveraging guidance from our advisory board (Alex Hoffman Head of Ecosystem at DogeOS), Datacentrex plans to engage with DogeOS, a Layer-2 network built on Dogecoin, to stake DOGE and earn incremental yield while maintaining core exposure to the underlying asset.

2

Expand BTC-Equivalent Scrypt Treasury Strategy

Rather than immediately converting mined BTC-equivalent proceeds to fiat, Datacentrex intends to selectively retain and deploy Scrypt-generated BTC exposure to enhance yield and long-term value realization. This approach allows the company to improve realized value per megawatt over time.

3

Deploy Cash Position Into Accretive, Opportunistic Transactions

With approximately $44.08 million of cash and liquidity as of 09/30/25, Datacentrex is positioned to pursue selective, accretive opportunities across infrastructure, compute and adjacent digital-asset services.

Datacentrex Transaction Focus

The Company is aiming to deploy capital into datacenter-adjacent opportunities benefiting from persistent demand, constrained supply, and premium valuation environments

1 There is Structural Demand Imbalance in the Data Center Market

Datacenter Builds are sitting at a highest ever Preleasing rate **(73%)**, and an all-time low Colocation Rate of **2.3%**[1]



12%
9%
6%
3%
0%
2020
2021
2022
2023
2024
2025

1. Jones Lang LaSalle. *North America Data Centers: Market Dynamics*. JLL, n.d., https://www.jll.com/en-us/insights/market-dynamics/north-america-data-centers

2 Valuation Environment Favors Infrastructure-backed Cash Flows

Public & Private BTC Hybrid datacenter operators routinely trade at 20-30X EBITDA multiples

	Market Cap	EV/EBITDA*
RIOT	5,317	10.28X
TERAWULF	5,359	75.47X
HUT 8	5,637	13X
Cipher Mining	6,432	53.2X
IREN	12,403	14.36x
BIT DIGITAL	660	16.66x
bitf bitfarms	1,579	30.92x

*Yahoo Finance Accessed 01/05/26

Average EBITDA Multiple of 30x

Incremental EBITDA acquired at reasonable entry multiples can be materially re-rated within the public-markets.

3 Datacentrex

- Is positioned to pursue these opportunities given its existing data center operations and its deep experience sourcing, contracting, & deploying power.
- Has a Strong Balance Sheet, which enables opportunistic execution, and can underwrite assets from an operator's perspective, not just from pure financial engineering.

Board of Directors

Proven leadership across growth-oriented, data-centric, and crypto-native businesses



Parker Scott

Chief Executive Officer
Chairman

Founder & Chief Executive Officer, Dogehash Technologies. Built and scaled the company to its current operational footprint. Prior C-suite experience across public and private companies in the cryptocurrency, biotechnology, and nuclear energy sectors. Earlier buy-side experience at a multi-billion-dollar hedge fund and global investment research experience at Goldman Sachs.



Christopher Ensey

Board Member, Chair
Nominating Committee

Former COO and Interim CEO of Riot Platforms (NASDAQ: RIOT), where he led large-scale infrastructure expansion and operational execution. Currently CEO of Aligned, building next-generation GPU and AI compute platforms. Proven operator with deep experience in capital markets, public-company governance, and scaling mission critical infrastructure.



Christopher Moe

Board Member, Chair
Audit Committee

CFO of Beeline Holdings, Inc. (NASDAQ: BLNE), a digital home loan and title platform, previously held senior finance and executive roles across aerial drones, electric vehicles, and investment firms. He currently serves as an independent director of Red Cat Holdings, Inc. (NASDAQ: RCAT). He is a former United States Marine Corps Captain and holds degrees from Brown University and Harvard Business School.



Allan Evans, PhD

Board Member, Chair
Comp Committee

Chief Executive Officer of Unusual Machines (NYSE: UMAC). While in the role, he has increased the company's market cap from $40M to over $400M and raised over $150M to advanced domestic drone technology. Prior Chief Operating Officer of Red Cat Holdings (NASDAQ: RCAT) Dr. Evans received his PhD in Electrical Engineering from the University of Michigan and has 47 pending or issued patents that cover a range of technologies.



Robert Steele

Chief Financial Officer
Board Member

20+ years C-level experience in public finance and software architecture. Currently Director of Datacentrex, Inc. (NASDAQ:DTCX). Formerly CEO of Thumzup Media Corporation (NASDAQ:TZUP) and President of Rightscorp, Inc. Has built technology and delivered technology services used by numerous Fortune 500 companies.